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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 17, 2005

                           Vermont Pure Holdings, Ltd.
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             (Exact Name of Registrant as Specified in its Charter)

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
      Delaware                       000-31797                    03-0366218
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     (State of incorporation)      (SEC File No.)       (IRS Employer ID No.)
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                    45 Krupp Drive, Williston, Vermont 05495
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (802) 860-1126

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Exchange Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 20, 2005, we issued a press release disclosing results of operations and other financial information for our fiscal quarter ended April 30, 2005. The press release also reported on the matters set forth in Item 4.02(a) of this Form 8-K. A copy of that press release is filed as Exhibit 99.1.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

(a) On June 17, 2005, the Company's management determined that the Company's audited consolidated financial statements for the years ended October 31, 2004, 2003, and 2002, together with the Company's unaudited consolidated financial statements for the quarter ended January 31, 2005, should be restated to reflect a correction in accounting for certain direct response advertising, as described more fully below. Such financial statements filed in the Company's Annual Report on Form 10-K for the year ended October 31, 2004 and the Company's quarterly report on Form 10-Q for the quarter ended January 31, 2005 should no longer be relied upon. The Company is in the process of correcting the annual and quarterly financial statements and will be filing amendments to its Form 10-K and 10-Q as soon as practicable. The Company issued a press release about these matters on June 20, 2005.

       In the course of a routine review of our Annual Report on Form 10-K for the year ended October 31, 2004 filed on January 31, 2005 (our original filing), the Staff of the Securities and Exchange Commission inquired about our accounting treatment of direct response advertising, which consists of Yellow Pages advertising, as set forth in Note 2.h. of Notes to Consolidated Financial Statements in our original filing. As explained in the Note, during the periods covered by the Form 10-K, we expensed Yellow Pages advertising over 12 months consistent with its expected period of future benefit, based on historical responses. The Staff requested that we explain how we met applicable accounting criteria in capitalizing Yellow Pages advertising. After a period of inquiry and analysis, communication with the Staff and discussion with our audit committee, management has concluded that our treatment of direct response advertising is not in accordance with generally accepted accounting principles in the United States of America (GAAP) and that we must expense such advertising as incurred.

       Members of the Company's audit committee, including its chairman, together with the Company's chief executive officer, president, and chief financial officer, have discussed this matter with the Company's independent registered public accountants. The Company believes that the incorrect accounting for direct response advertising is not a material weakness in internal controls since the effects of this restatement are not material to previously issued financial statements, however, the effect of this restatement is too material to correct in the current year results of operations.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      99.1     Press Release Issued June 20, 2005.

EXHIBIT NO. EXHIBIT DESCRIPTION

99.1               Press Release Issued June 20, 2005.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               VERMONT PURE HOLDINGS, LTD.

                                               /s/ Bruce S. MacDonald
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                                               By:  Bruce S. MacDonald
                                               Chief Financial Officer

                                               Date:   June 23, 2005